Exhibit 10.10.10

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 230.406

NINTH AMENDMENT TO THE CAPACITY PURCHASE AGREEMENT

This Ninth Amendment (this “Amendment”) is entered into this XXX day of January, 2017 by and among United Airlines, Inc., a Delaware corporation (“United”), Mesa Airlines, Inc., a Nevada corporation (“Contractor”) and Mesa Air Group, Inc., a Nevada Corporation (“Parent”) and is effective as of XXX XX , 2017.

WHEREAS, United, Contractor and Parent are parties to that certain Capacity Purchase Agreement, dated as of August 29, 2013 (as previously amended by the parties thereto, the “Agreement”) (Capitalized teams not otherwise defined herein will have the same meanings as those contained in the Agreement.);

WHEREAS, the parties desire to amend the Agreement to add twelve (12) E175 aircraft, which will be purchased by United and leased by United to Contractor, as Covered Aircraft to the Agreement; and

WHEREAS, such additional E175 Covered Aircraft will not be considered Growth Aircraft; and

WHEREAS, the parties desire to amend certain provisions of the Agreement and

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	Section 2.4(b) is amended by deleting the phrase:

“With respect to E175 covered Aircraft with Aircraft Numbers 1 through and including 30”

and replacing it with the following:

“With respect to United Owned E175 Covered Aircraft.”

2.	Section 3.3(a) is amended by deleting the phrase:

“Covered Aircraft with Aircraft Numbers 1 through 30 (as set forth on Schedule 1 to the Agreement)”

and replacing it with the following:

“United Owned E 175 Covered Aircraft.”

3.	Article III is hereby amended to add a new subsection, 3.6(a) (ix), as follows:

“ a fixed margin rate (not subject to escalation) of [***] for each United Owned E175 Covered Aircraft that are numbered 49 through 60.

4.	Section 3.6(b)(iii)(A)(8) is amended by deleting each of the three instances of the phrase:

“E175 covered Aircraft Numbers 1 through and including 30”

and replacing each with the following:

“United Owned E175 Covered Aircraft.”

5.	Section 3.6(b)(iii)(A)(9) is amended by deleting the phrase:

“E175 covered Aircraft Numbers 1 through and including 30”

and replacing it with the following:

“United Owned E175 Covered Aircraft.”

6.	Section 3.6(b)(iii)(A)(10) is amended by deleting the phrase:

“E175 covered Aircraft Numbers 1 through and including 30”

and replacing it with the following:

“United Owned E175 Covered Aircraft.”

7.	Section 3.6(b)(iii)(A)(11) is amended by deleting the phrase:

“E175 covered Aircraft Numbers 1 through and including 30”

and replacing it with the following:

“United Owned E175 Covered Aircraft.”

8.	Section 3.6(b)(iii)(A)(12) is amended by deleting the phrase:

“E175 covered Aircraft Numbers 1 through and including 30”

and replacing it with the following:

“United Owned E175 Covered Aircraft.”

9.	Section 3.6(b)(iii)(A)(13) is amended by deleting the phrase:

“E175 covered Aircraft Numbers 1 through and including 30”

and replacing it with the following:

“United Owned E175 Covered Aircraft.”

10.	Section 3.6(d) is deleted in its entirety and replaced with the following:

“(d) Ownership Rate. As compensation for the cost of ownership of the ten (10) 2015 New Aircraft financed pursuant to the EETC Transaction as listed by expected U.S. registration number (“Reg. No.”) in Schedule 5 hereto (the “EETC Aircraft”), United shall pay to Contractor during the calendar month of the payment date set forth in Schedule 5 hereto on the Table therein applicable to such EETC Aircraft the amount set forth opposite such payment date on such Table (the “Ownership Rate”), in four (4) equal installments during such month (consistent with the payment schedule referenced in Section 3.6(c)(i)), provided that United shall have no obligation to make a payment with respect to an EETC Aircraft that would otherwise be due during the calendar month of any such payment date that occurs after the earliest of (i) in the case of any EETC Aircraft not previously financed pursuant to the EETC Transaction, the date that such EETC Aircraft is no longer able to be financed pursuant to the EETC Transaction, (ii) the date of withdrawal of such EETC Aircraft from the capacity purchase provisions of this Agreement, (iii) the date of purchase of such EETC Aircraft by United and (iv) the date that all equipment notes issued in the EETC Transaction with respect to such EETC Aircraft shall have been paid in full, and such EETC Aircraft shall cease to be an EETC Aircraft on such earliest date. If an EETC Aircraft ceases to be an EETC Aircraft pursuant to clause (i) of the preceding sentence, within five Business Days after the date of such cessation (the “Trigger Date”), Contractor shall pay to United the amount set forth in Schedule 6 hereto on the Table therein applicable to such Aircraft opposite the Trigger Date (or, if such Trigger Date is not set forth on such Table, opposite the date set forth on such Table immediately preceding such Trigger Date).”

11.	Section 3.6(e) is deleted in its entirety and replaced with the following:

“(e) Ownership Rate For Secured Loan Aircraft. As compensation for the cost of ownership of each Secured Loan Aircraft, United shall pay to Contractor an amount equal to each regularly scheduled payment of principal and interest with respect to the loan under the Secured Loan Agreement with respect to such Secured Loan Aircraft in four (4) equal installments during the calendar month (consistent with the payment schedule referenced in Section 3.6(c)(i)) of the payment date on which such payment is due under the applicable Secured Loan Agreement (the “Secured Loan Ownership Rate”), provided that United shall have no obligation to make any Secured Loan Ownership Rate payment with respect to a Secured Loan Aircraft (x) to the extent United shall have paid the corresponding principal and interest payment pursuant to United’s guaranty under the applicable Secured Loan Transaction and United has not been reimbursed as of the first day of the month in during which such Secured Loan Ownership Rate payment is due or (y) if such payment would otherwise first become due on any such payment month that occurs after the earliest of (i) the date of withdrawal of such Secured Loan Aircraft from the capacity purchase provisions of this Agreement, (ii) the date of purchase of such Secured Loan Aircraft by United, and (iii) the date that all principal of and interest on the loans under the Secured Loan Agreements with respect to such Secured Loan Aircraft shall have been paid in full, and such Secured Loan Aircraft shall cease to be a Secured

Loan Aircraft on such earliest date. United shall be entitled to set-off against its obligation to make any Secured Loan Ownership Rate payment with respect to any Secured Loan Aircraft any amount that United shall have paid under United’s guaranty with respect to any due and unpaid Contractor obligation under the related Secured Loan Transaction for which United has not been reimbursed as of the date such Secured Loan Ownership Rate payment is due.”

12.	The following new Section 10.9 is added to the Agreement:

“10.9

New Aircraft Configuration. Contractor shall ensure that any Covered Aircraft added to scope of this Agreement materially conform to United’s then-current specifications, including, but not limited to, specifications for aircraft configuration, galley, seats, winglets, and other standards, and that such aircraft are consistent with the specifications and livery applicable to such fleet type.”

13.	Schedule 1 is deleted in its entirety and replaced with the revised Schedule 1 attached hereto.

14.	Schedule lA is deleted in its entirety and replaced with the revised Schedule lA attached hereto.

15.	Schedule 2A is deleted in its entirety and replaced with the revised Schedule 2A attached hereto.

16.	Exhibit A is amended by the addition of the following new definition:

“United Owned E175 Covered Aircraft” means those E175 Covered Aircraft identified as United owned E175 Covered Aircraft on Schedule 1.

17.	Exhibit A is amended by deleting the definition “Committed Delivery Date.”

18.	Condition precedent. This Amendment will have no effect until the following conditions precedent have been met:

(a)	This Amendment has been executed United, Contractor and Parent;
(b)

United has received an assignment from Republic Airlines, Inc. of the right to purchase the twelve (12) E175 aircraft that are the subject of this Amendment pursuant to terms that are reasonably acceptable to United; and

(c)	United’s senior management and board of directors have approved the purchase of the purchase of the twelve (12) E175 aircraft that are the subject of this Amendment.

19.

This Amendment may be executed in multiple counterparts, each which will be considered an original hereof. Except as expressly amended in this Amendment, the Agreement will remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in duplicate (each of which duplicates are deemed to be an original) by their duty authorized representatives as of the date first set forth above.

UNITED AIRLINES, INC.

By:

Name: Gerald Laderman

Title: Senior Vice President Finance and acting
Chief Financial Officer

MESA AIR GROUP, INC.

By:

Name:

Title:

MESA AIRLINES, INC.

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in duplicate (each of which duplicates are deemed to be an original) by their duly authorized representatives as of the date first set forth above.

UNITED AIRLINES, INC.

By:

Name: Gerald Laderman

Title: Senior Vice President Finance and acting
Chief Financial Officer

MESA AIR GROUP, INC.

By:

Name:

Title:

MESA AIRLINES, INC.

By:

Name:

Title:

SCHEDULE 1

Covered Aircraft

Table 1: E175 Covered Aircraft

Aircraft No.	Aircraft Type	Tail No.	MSN	Actual Delivery Date	Actual In- Service Date	Scheduled Exit Date	Scheduled Term	Category
1.	E175	N87302	17000394	4/11/2014	6/15/2014	6/15/2019	5 years	United Owned
2.	E175	N88301	17000388	3/26/2014	7/15/2014	7/15/2019	5 years	United Owned
3.	E175	N87303	17000398	4/25/2015	7/15/2014	7/20/2019	5 years	United Owned
4.	E175	N89304	17000406	6/16/2014	8/10/2014	8/10/2019	5 years	United Owned
5.	E175	N93305	17000412	7/25/2014	8/19/2014	8/19/2019	5 years	United Owned
6.	E175	N87306	17000414	7/25/2014	9/10/2014	9/10/2019	5 years	United Owned
7.	E175	N84307	17000419	9/8/2014	9/20/2014	9/20/2019	5 years	United Owned
8.	E175	N89308	17000422	9/11/2014	10/5/2014	10/5/2019	5 years	United Owned
9.	E175	N86309	17000426	10/9/2014	10/26/2014	10/26/2019	5 years	United Owned
10.	E175	N88310	17000427	10/16/2014	11/10/2014	11/10/2019	5 years	United Owned
11.	E175	N86311	17000429	10/16/2014	11/20/2014	11/20/2019	5 years	United Owned
12.	E175	N86312	17000432	11/6/2014	12/3/2014	12/3/2019	5 years	United Owned
13.	E175	N89313	17000433	11/6/2014	12/18/2014	12/18/2019	5 years	United Owned
14.	E175	N82314	17000436	11/20/2014	12/30/2014	12/30/2019	5 years	United Owned
15.	E175	N89315	17000437	11/20/2014	1/6/2015	1/6/2020	5 years	United Owned
16.	E175	N86316	17000438	12/4/2014	1/24/2015	1/24/2020	5 years	United Owned
17.	E175	N89317	17000442	12/4/2014	2/12/2015	2/12/2020	5 years	United Owned
18.	E175	N87318	17000443	12/16/2014	2/20/2015	2/20/2020	5 years	United Owned
19.	E175	N87319	17000448	12/18/2014	3/5/2015	3/5/2020	5 years	United Owned
20.	E175	N85320	17000454	2/26/2015	3/25/2015	3/25/2020	5 years	United Owned
21.	E175	N89321	17000459	3/5/2015	4/7/2015	4/7/2020	5 years	United Owned
22.	E175	N86322	17000465	4/9/2015	4/23/2015	4/23/2020	5 years	United Owned
23.	E175	N85323	17000469	4/9/2015	5/6/2015	5/6/2020	5 years	United Owned

24.	E175	N86324	17000471	4/16/2015	5/24/2015	5/24/2020	5 years	United Owned
25.	E175	N88325	17000474	5/14/2015	6/4/2015	6/4/2020	5 years	United Owned
26.	E175	N88326	17000478	5/21/2015	6/20/2015	6/20/2020	5 years	United Owned
27.	E175	N88327	17000479	6/8/2015	7/2/2015	7/2/2020	5 years	United Owned
28.	E175	N88328	17000480	6/11/2015	7/25/2015	7/25/2020	5 years	United Owned
29.	E175	N88329	17000487	6/25/2015	8/10/2015	8/10/2020	5 years	United Owned
30.	E175	N88330	17000488	6/29/2015	8/18/2015	8/18/2020	5 years	United Owned
31.	E175	N87337	17000551	3/22/2016	6/9/2016	6/9/2028	12 years	Block 1 2015 New Aircraft
32.	E175	N87339	17000559	5/16/2016	7/11/2016	7/11/2028	12 years	Block 1 2015 New Aircraft
33.	E175	N85340	17000562	5/23/2016	7/25/2016	7/24/2028	12 years	Block 1 2015 New Aircraft
34.	E175	N88341	17000563	6/7/2016	8/15/2016	8/15/2028	12 years	Block 1 2015 New Aircraft
35.	E175	N89342	17000570	6/23/2016	8/22/2016	8/22/2028	12 years	Block 1 2015 New Aircraft
36.	E175	N80343	17000571	7/6/2016	9/12/2016	9/12/2028	12 years	Block 1 2015 New Aircraft
37.	E175	N86344	17000534	7/7/2016	9/12/2016	9/12/2028	12 years	Block 1 2015 New Aircraft
38.	E175	N87345	17000582	8/18/2016	10/17/2016	10/17/2028	12 years	Block 1 2015 New Aircraft
39.	E175	N88346	17000583	8/18/2016	10/17/2016	10/17/2028	12 years	Block 1 2015 New Aircraft
40.	E175	N86347	17000599	9/22/2016	11/26/2016	11/26/2028	12 years	Block 1 2015 New Aircraft
41.	E175	N88331	17000530	12/18/2015	1/25/2016	1/25/2028	12 years	Block 2 2015 New Aircraft
42.	E175	N88332	17000531	12/22/2015	2/18/2016	2/28/2028	12 years	Block 2 2015 New Aircraft
43.	E175	N82333	17000532	12/22/2016	3/1/2016	3/1/2028	12 years	Block 2 2015 New Aircraft

44.	E175	N86334	17000534	1/29/2016	3/15/2016	3/15/2028	12 years	Block 2 2015 New Aircraft
45.	E175	N88335	17000538	2/15/2016	4/5/2016	4/5/2028	12 years	Block 3 2015 New Aircraft
46.	E175	N86336	17000548	3/22/2016	6/8/2016	6/8/2028	12 years	Block 3 2015 New Aircraft
47.	E175	N82338	17000552	5/10/2016	7/11/2016	7/11/2028	12 years	Block 3 2015 New Aircraft
48.	E175	N80348	17000591	9/29/2016	11/30/2016	11/30/2028	12 years	Block 3 2015 New Aircraft
49.	E175	TBD	TBD	Note 1(b)	Note 1(e)	Note 1(g)	5 years	United Owned
50.	E175	TBD	TBD	Note 1(b)	Note 1(e)	Note 1(g)	5 years	United Owned
51.	E175	TBD	TBD	Note 1(b)	Note 1(e)	Note 1(g)	5 years	United Owned
52.	E175	TBD	TBD	Note 1(b)	Note 1(e)	Note 1(g)	5 years	United Owned
53.	E175	TBD	TBD	Note 1(b)	Note 1(e)	Note 1(g)	5 years	United Owned
54.	E175	TBD	TBD	Note 1(b)	Note 1(e)	Note 1(g)	5 years	United Owned
55.	E175	TBD	TBD	Note 1(b)	Note 1(e)	Note 1(g)	5 years	United Owned
56.	E175	TBD	TBD	Note 1(b)	Note 1(e)	Note 1(g)	5 years	United Owned
57.	E175	TBD	TBD	Note 1(b)	Note 1(e)	Note 1(g)	5 years	United Owned
58.	E175	TBD	TBD	Note 1(b)	Note 1(e)	Note 1(g)	5 years	United Owned
59.	E175	TBD	TBD	Note 1(b)	Note 1(e)	Note 1(g)	5 years	United Owned
60.	E175	TBD	TBD	Note 1(b)	Note 1(e)	Note 1(g)	5 years	United Owned

Note 1 – Relating to all Covered Aircraft (except where specified otherwise):

a)

No later than one hundred and fifty (150) days prior to the scheduled delivery date for an aircraft set forth on Schedule 1A (the “Scheduled Delivery Date”), United shall inform Contractor if there is any change to the Scheduled In-Service Date (as specified in Table 1A), for such Covered Aircraft, it being understood that (x) such communication from United to Contractor shall not be binding for purposes of selecting the actual Committed In-Service Date pursuant to Clause (d) of this Note 1, below, and (y) such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule. The date that an aircraft is actually delivered to United or to Contractor pursuant to Section 10.7, as the case may be will be referred to as the “Actual Delivery Date.”

b)

Subject to the provisions to the first sentence of Section 2.1(a) of this Agreement, United shall provide a final notice of the actual delivery date of any United Owned E175 Covered Aircraft (the “Final Notice”) to Contractor no later than the earlier of (x) Actual Delivery Date, and (y) the day following the completion of the final inspection of such aircraft, which notice shall determine the delivery date of the aircraft for purposes of this Schedule 1, and which determination shall be confirmed in writing by the parties.

c)

United shall use its commercially reasonable efforts to provide Contractor with notice regarding the delivery status of each United Owned E175 Covered Aircraft from time to time in advance of the delivery of a Final Notice with respect to such E175 Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period, delays in delivery, or otherwise relating to the delivery of such aircraft.

d)

Following the determination of the Actual Delivery Date for a Covered Aircraft, Contractor shall inform United of a projected Actual In-Service Date for such aircraft (the “Committed In-Service Date”), which shall be no later than the first to occur of (x) the 60th day following the Actual Delivery Date, except in the case of United Owned E175 Aircraft 49 through and including 60, the 30th day following the Actual Delivery Date, and (y) the date set forth under the caption “Scheduled In-Service Date” for such aircraft on Schedule 1A (as such Scheduled In-Service Date may be amended pursuant to clause (a) of this Note 1 or delayed by, and only to the extent such date is delated by, a delay attributable to the manufacturer or by a delay due to an Act of God that continues for fewer than fifteen (15) days).

e)

On the date that any Covered Aircraft becomes available to schedule under the provisions of this Agreement, such aircraft shall be deemed to have been placed into service hereunder (such date being the “Actual In-Service Date” for such aircraft.

f)	As soon as practicable following the determination of the Actual Delivery Date and the Actual In-Service for an E175 Covered Aircraft, the parties hereto shall revise Schedule 1 accordingly.

g)

The scheduled exit date (the “Scheduled Exit Date”) for Covered Aircraft will be the date that is the number of years specified for such aircraft in Table 1 above after the Actual In-Service Date of such Covered Aircraft.

h)

Following the determinations of the Actual Delivery Date (as applicable), the Actual In-Service Date and the Scheduled Exit date for Covered Aircraft Contract and United shall update this Schedule 1 accordingly, and Schedule 1 will be deemed to be amended accordingly without any further action by the parties hereto.

Note 2 – Relating to all United Owned E175 Covered Aircraft:

The Scheduled Exit Dates set forth in the above table shall be adjusted from time to time to reflect any extension of the Term for any United Owned E175 Covered Aircraft pursuant to Section 10.2 of this Agreement.

Note 3 – [RESERVED]

Note 4 – Relating to 2015 New Aircraft:

The delivery dates and in-service dates for 2015 New Aircraft must satisfy the following conditions:

a)

No later than one hundred fifty (150) days prior to the Scheduled Delivery Date for each 2015 New Aircraft, or as soon as practically possible for any of the 2015 New Aircraft, as set forth on Schedule 1A attached hereto, Contractor and United shall meet to discuss the dates that are likely to be selected as the Committed In-Service Date for each of the 2015 New Aircraft, it being understood that (x) such discussions shall not be binding for purposes of selecting the actual Committed In-Service Date pursuant to clause (d) below, and (y) such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule.

b)

Ninety (90), sixty (60) and thirty (30) days prior to the Scheduled Delivery Date for each of the 2015 New Aircraft as set forth on Schedule 1A attached hereto, and reasonably from time to time thereafter, Contractor shall provide United with notice regarding the delivery status of such 2015 New Aircraft, including without limitation information relating to the commencement of the delivery inspection period (which notice is anticipated to be given no later than twenty (20) days prior to actual delivery date of such aircraft), delays in delivery, or otherwise relating to the delivery of such aircraft.

c)

With respect to each 2015 New Aircraft, Contractor shall provide a Final Notice to United no later than the earlier of (x) the Actual Delivery Date, and (y) the Actual Delivery Date, and which determination shall be confirmed in writing by the parties.

d)

Following the determination of the Actual Delivery Date for a 2015 New Aircraft pursuant to clause (c) above, the parties shall determine a Committed In-Service Date, which shall be note later than the first to occur of (x) the 60th day following the Actual Delivery Date and (y) the date set forth under the caption “Scheduled In-Service Date” for such aircraft on Schedule 1A attached hereto (as such Scheduled In-Service Date may be delayed by, and only to the extent such date is delayed by, a delay attributable to the manufacturer or by a delay due to an Act of God that continues for fewer than fifteen (15) days), and which determination shall be confirmed in writing by the parties.

Table 2 CRJ Covered Aircraft

Aircraft Number	Aircraft Type	Tail Number	CRJ Scheduled Delivery Date	CRJ In-Service Date
01	CRJ700		September 1, 2013	September 1, 2013
02	CRJ700		September 1, 2013	September 1, 2013

03	CRJ700	September 1, 2013	September 1, 2013
04	CRJ700	September 1, 2013	September 1, 2013
05	CRJ700	September 1, 2013	September 1, 2013
06	CRJ700	September 1, 2013	September 1, 2013
07	CRJ700	September 1, 2013	September 1, 2013
08	CRJ700	September 1, 2013	September 1, 2013
09	CRJ700	September 1, 2013	September 1, 2013
10	CRJ700	September 1, 2013	September 1, 2013
11	CRJ700	September 1, 2013	September 1, 2013
12	CRJ700	September 1, 2013	September 1, 2013
13	CRJ700	September 1, 2013	September 1, 2013
14	CRJ700	September 1, 2013	September 1, 2013
15	CRJ700	September 1, 2013	September 1, 2013
16	CRJ700	September 1, 2013	September 1, 2013
17	CRJ700	September 1, 2013	September 1, 2013
18	CRJ700	September 1, 2013	September 1, 2013
19	CRJ700	September 1, 2013	September 1, 2013
20	CRJ700	September 1, 2013	September 1, 2013

Table 3 CRJ Covered Aircraft

Aircraft Number	CRJ Scheduled Exit Date[12]	Scheduled Term[3]
01	August 31, 2019	6 yrs 3 mos
02	August 31, 2019	6 yrs 3 mos
03	August 31, 2019	6 yrs 3 mos
04	August 31, 2019	6 yrs 3 mos
05	September 30, 2019	6 yrs 4 mos
06	September 30, 2019	6 yrs 4 mos
07	September 30, 2019	6 yrs 4 mos
08	September 30, 2019	6 yrs 4 mos
09	October 31, 2019	6 yrs 5 mos
10	October 31, 2019	6 yrs 5 mos
11	October 31, 2019	6 yrs 5 mos
12	October 31, 2019	6 yrs 5 mos
13	November 30, 2019	6 yrs 6 mos
14	November 30, 2019	6 yrs 6 mos
15	November 30, 2019	6 yrs 6 mos
16	November 30, 2019	6 yrs 6 mos
17	December 31, 2019	6 yrs 7 mos
18	December 31, 2019	6 yrs 7 mos
19	December 31, 2019	6 yrs 7 mos
20	December 31, 2019	6 yrs 7 mos

SCHEDULE 1A

E175 Covered Aircraft Scheduled Delivery Dates and Scheduled In-Service Dates

1 The CRJ Scheduled Exit Dates and Schedule Term set forth in the above table shall be adjusted from time to time to reflect any extension of Term for any CRJ Covered Aircraft pursuant to Section 10.2 of this Agreement and to coincide with the schedule change date within United’s Scheduling system most closely following any applicable exit date.

2 Contractor shall provide United, not later than ninety (90) days prior to each CRJ Scheduled Exit Date, with specific tail numbers identifying the CRJ Covered Aircraft to be terminated on such date.

3 Upon the CRJ Scheduled Exit Date, the Term associated with each of the CRJ Covered Aircraft shall expire.

Aircraft Number	Scheduled Delivery Date	Scheduled In-Service Date
1.	30-Mar-14	31-Jul-14
2.	30-Apr-14	14-Aug-14
3.	30-Apr-14	14-Aug-14
4.	30-Jun-14	14-Sep-14
5.	30-Ju1-14	30-Sep-14
6.	30-Jul-14	15-Oct-14
7.	30-Aug-14	31-Oct-14
8.	30-Aug-14	14-Nov-14
9.	30-Oct-14	15-Dec-14
10.	30-Oct-14	15-Dec-14
11.	30-Oct-14	14-Jan-14
12.	30-Nov-14	14-Jan-14
13.	30-Nov-14	14-Feb-15
14.	30-Nov-14	14-Feb-15
15.	30-Dec-14	17-Mar-15
16.	30-Dec-14	17-Mar-15
17.	30-Dec-14	17-Mar-15
18.	28-Feb-15	14-Apr-15
19.	28-Feb-15	14-Apr-15
20.	30-Mar-15	15-May-15
21.	30-Mar-15	15-May-15
22.	30-Apr-15	14-Jun-15
23.	30-Apr-15	14-Jun-15
24.	30-May-15	15-Jul-15
25.	30-Jun-15	14-Aug-15
26.	30-Jun-15	14-Aug-15
27.	30-Jun-15	14-Sep-15
28.	30-Jul-15	14-Sep-15
29.	30-Jul-15	15-Oct-15
30.	30-Jun-15	15-Sep-15

31.	Apr-16	8-Jun-16
32.	May-16	11-Jul-16
33.	May-16	25-Jul-15
34.	Jun-16	15-Aug-16
35.	Jun-16	22-Aug-16
36.	Jul-16	12-Sep-16
37.	Jul-16	12-Sep-16
38.	Aug-16	17-Oct-16
39.	Aug-16	17-Oct-17
40.	Sep-16	26-Nov-16
41.	Dec-15	25-Jan-16
42.	Dec-15	18-Feb-16
43.	Dec-15	1-Mar-16
44.	Jan-16	15-Mar-16
45.	Feb-16	5-Apr-16
46.	Apr-16	8-Jun-16
47.	May-16	11-Jul-16
48.	Sep-16	30-Nov-16
49.	May-17	Note 1
50.	May-17	Note 1
51.	Jun-17	Note 1
52.	Jun-17	Note 1
53.	Jul-17	Note 1
54.	Aug-17	Note 1
55.	Sept-17	Note 1
56.	Oct-17	Note 1
57.	Oct-17	Note 1
58.	Nov-17	Note 1
59.	Dec-17	Note 1
60.	Dec-17	Note 1

*Notwithstanding the date listed for this aircraft, Contractor agrees to use its best efforts to place this aircraft in service by it associated Target In-Service Date.

Note 1 – The scheduled in service date for these Covered Aircraft will be no sooner than May, 2017, subject to such acceleration or other variation as United and Contractor may mutually agree in writing from time to time, each party acting reasonably, to meet each parties’ operational requirements.

SCHEDULE 2A

E175 Covered Aircraft Compensation for Carrier Controlled Costs

The following Table 1 shall apply per corresponding year to United Owned E175 Covered Aircraft flown under this Agreement when Contractor’s ORD United Express flying represents [***] or more of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft, and shall become effective at the Actual In-Service Date for each such United Owned E175 Covered Aircraft; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Table 1 – United Owned E175 Covered (ORD > 50%)

Category[45]

Year	for each block hour	for each flight hour	for each scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
2014	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]
Dec 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]

4 The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement, specifically including: (i) non-expendable repair/replacement costs, (ii) engine maintenance, (iii) Airframe Heavy Maintenance, (iv) landing gear maintenance, and (iv) APU maintenance.

5 Aircraft Numbers 49 through and included 60 will be paid a fixed margin rate of [***] per aircraft, per month with no escalation due throughout the term.

Category[45]
Year	for each block hour	for each flight hour	for each scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2019	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2022	[***]	[***]	[***]	[***]	[***]	[***]
Jane 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]
Jane 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2025	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

Effective as of September 20, 2014, the following Table 1A shall apply per corresponding year to United Owned E175 Covered Aircraft flown under this Agreement when Contractor’s ORD United Express flying represents less than [***] of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Table 1A – United Owned E175 Covered (ORD < [***])

Category[67]
Year	for each block hour	for each flight hour	for each scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
September 20, 2014	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]
Dec 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2019	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2022	[***]	[***]	[***]	[***]	[***]	[***]
Jane 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]
Jane 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2025	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

The following Table 2 shall apply per corresponding year to Block 1 of the 2015 New Aircraft and shall become effective at the Actual In-Service Date for each such E175 Covered Aircraft; provided, however, once such a 2015 New Aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown

6 The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement, specifically including: (i) non-expendable repair/replacement costs, (ii) engine maintenance, (iii) Airframe Heavy Maintenance, (iv) landing gear maintenance, and (iv) APU maintenance.

7 Aircraft Numbers 49 through and included 60 will be paid a fixed margin rate of [***] per aircraft, per month with no escalation due throughout the term.

for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Table 2 – Block 1 of the 2015 New Aircraft

Category[8]

Year	for each block hour	for each flight hour	for interrupted trip expense per departure	per aircraft in fleet per month	per aircraft in schedule per month
April 2016	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]
June l, 2019	[***]	[***]	[***]	[***]	[***]
June l, 2020	[***]	[***]	[***]	[***]	[***]
June 1, 2021	[***]	[***]	[***]	[***]	[***]
June l, 2022	[***]	[***]	[***]	[***]	[***]
June l, 2023	[***]	[***]	[***]	[***]	[***]
June l, 2024	[***]	[***]	[***]	[***]	[***]
June 1, 2025	[***]	[***]	[***]	[***]	[***]
June 1, 2026	[***]	[***]	[***]	[***]	[***]
June 1, 2027	[***]	[***]	[***]	[***]	[***]

Table 3 – [RESERVED]

The following Table 4 shall apply per corresponding year to Block 2 of the 2015 New Aircraft and Block 3 of the 2015 New Aircraft and shall become effective at the Actual In-Service Date for each such E175 Covered Aircraft; provided, however, that once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Table 4 – Block 2 of the 2015 New Aircraft and Block 3 of the 2015 New Aircraft

8 The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement.

Category[9]

Year	for each block hour	for each flight hour	for interrupted trip expense per departure		per aircraft in fleet per month	per aircraft in schedule per month
December 2015	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2019	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2020	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2022	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2023	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2024	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2027	[***]	[***]	[***]	[***]	[***]	[***]

SCHEDULE 2B

CRJ Covered Aircraft Compensation for Carrier Controlled Costs

The following rates shall apply to all CRJ Covered Aircraft flown under this Agreement when Contractor’s ORD United Express flying represents [***] or more of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft, and shall become effective at the In-Service Date for each CRJ Covered Aircraft:

Table 2B – CRJ Covered Aircraft (ORD > [***])

9 The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement.

Category
United Cancelled Flights

Year	for each block hour	for each aircraft in schedule	for each scheduled Flight departure	for interrupted trip expense per passenger	for each completed passenger	per aircraft per month	per month	For each block hour for United Cancelled Flight	For each United Cancelled flight
June 2013	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jan 2014	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 2014	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Dec 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2017	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Table 2B – CRJ Covered Aircraft (ORD < [***])

Effective as of September 20, 2014, the following rates shall apply to all CRJ Covered Aircraft flown under this Agreement when Contractor’s ORD United Express flying represents less than [***] of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft:

Category
United Cancelled Flights

Year	for each block hour	for each aircraft in schedule	for each scheduled Flight departure	for interrupted trip expense per passenger	for each completed passenger	per aircraft per month	per month	For each block hour for United Cancelled Flight	For each United Cancelled flight
Sept 20, 2014	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Category
United Cancelled Flights

Year	for each block hour	for each aircraft in schedule	for each scheduled Flight departure	for interrupted trip expense per passenger	for each completed passenger	per aircraft per month	per month	For each block hour for United Cancelled Flight	For each United Cancelled flight
Dec 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June l, 2018	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]